UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2016

PREDICTIVE TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

                      Nevada                                333-139773                      42-1767721

         (State or other jurisdiction)           (Commission File No.)           (I.R.S Employer

                     of incorporation                                                                    Identification No.)

                  2749 East Parleys Way, Suite 101                   Salt Lake City, UT 84109

  (Address of principal executive offices)                       (Zip Code)

                       Registrant's telephone number, including area code: 757-306-6090

                           (Former name or former address, if changed since last report.)

                           3419 Virginia Beach Blvd, Unit 252, Virginia Beach, VA 23452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

The Company, on January 29, 2016 moved it primary location from Virginia Beach, VA to that of the following:

PREDICTIVE TECHNOLOGY GROUP, INC.

2749 East Parleys Way, Suite 101

Salt Lake City, UT 84109

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE TECHNOLOGY GROUP, INC.

Date:  February 25, 2016

By: /s/ Merle Ferguson

_________________

Merle Ferguson

Chairman